Exhibit 4.1

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTA-TIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHO-RIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REGISTERED                                       PRINCIPAL AMOUNT
     NO. R-                                         $

     CUSIP:  767754AF1

                            RITE AID CORPORATION
                   7 5/8% SENIOR NOTE DUE APRIL 15, 2005

               Rite Aid Corporation, a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture referred to herein), for value received, hereby
     promises to pay to               , or registered assigns, upon
     presentation, the principal sum of             ($            ) on
     APRIL 15, 2005 (the "Maturity Date"), and to pay interest thereon at a rate of 7 5/8% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or duly made available for payment, semiannually in arrears on April 15 and October 15 (each an "Interest Payment Date") in each year commencing on October 15, 1995 to the regis-tered holder of this Note (the "Holder") as of the close of business on the April 1 and October 1 (each, a "Regular Record Date") next preceding such Interest Payment Date, and on the Maturity Date. Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from April 20, 1995 until the principal hereof has been paid or duly made available for payment. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, subject to certain exceptions as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more predecessor Note) is registered at the close of business on the Regular Record Date for such interest payment; provided, however, that interest payable on the Maturity Date will be payable to the Person to whom the principal hereof is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Persons, and on the notice, as is provided in the Indenture. As used herein, "Business Day" means any day, other than a Saturday or Sunday, on which banks in The City of New York are not required or authorized by law to close.

               Payment of the principal of and interest on this Note will be made by wire transfer to an account maintained by DTC for such purpose.

               This Note is one of a duly authorized issue of securi-ties (hereinafter called the "Securities") of the Company issued and to be issued under an Indenture dated as of August 1, 1993 (the "Indenture") between the Company and First Trust of New York, National Association, as Trustee (herein called the "Trust-ee", which term includes any successor trustee under the Inden-
     ture), to which Indenture and all indentures supplemental thereto and the Officers' Certificate setting forth the terms of this series of Securities and reference is hereby made thereto for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series of Securities designated as "7 5/8% Senior Notes due April 15, 2005" limited in aggregate principal amount to $200,000,000 (the "Notes"). The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

               An Event of Default is: default for 30 days in payment of interest on the Notes; default in the payment of principal on them; failure by the Company for 60 days after notice to it to comply with any of its other agreements in the Indenture or the Notes; default under any bond, debenture, note or other evidence of indebtedness for borrowed money or under any mortgage, inden-ture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for borrowed money and as a result of such default, such indebtedness has by acceleration or otherwise become due prior to its stated maturity and such default continues for a period of 10 days after the date on which such indebtedness becomes due prior to its stated maturity, and all such defaults aggregate in excess of $10,000,000; and certain events of bankruptcy or insolvency. If an Event of Default with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare all unpaid principal of and accrued interest on all then outstanding Notes to be due and payable in the manner and with the effect and subject to the conditions provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Inden-ture) of each series under the Indenture affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securi-ties of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture or such Securi-ties and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places, and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series having the same terms as this Note, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Notes are issuable only in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of this series having the same terms as this Note of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge will be made for any such registra-tion of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this
     Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PER-FORMED IN SUCH STATE.

               All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Inden-ture and all references in the Indenture to "Security" or "Secu-rities" shall be deemed to include the Notes.

               Unless the certificate of authentication hereon has been executed by the Trustee under the Indenture or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


               IN WITNESS WHEREOF, the Company has caused this instru-ment to be duly executed, manually or in facsimile, and a facsim-ile of its corporate seal to be imprinted hereon.

                              RITE AID CORPORATION

                              By:________________________________
                                 Name:
                                 Title:



          Attest:

          By:________________________________
             Name:
             Title:

          [SEAL]

          Date:

          TRUSTEE'S CERTIFICATE OF AUTHENTICATION:
          This is one of the Securities of the series designated herein, referred to in the within mentioned Indenture.

          FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION

          By:________________________________
             Name:
             Title:




                                 ASSIGNMENT FORM

                    To assign this Note, fill in the form below:

          I or we assign and transfer this Note to

          ---------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


          ---------------------------------------------------------------

          ---------------------------------------------------------------

          ---------------------------------------------------------------

                 (Insert assignees's soc. sec. or tax I.D. no.)

          and irrevocably appoint

          ______________________________
          agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

          ---------------------------------------------------------------

          Dated:___________                 -----------------------------
                                            -----------------------------


          NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its princi-pal office or a correspondent in the City of New York or by a member broker of the New York, Midwest or Pacific Stock Exchange.